QUEST FOR VALUE
DUAL PURPOSE
FUND, INC.                               NOVEMBER 13, 1996

DEAR SHAREHOLDER:

As the Dual Purpose Fund nears the end of its 10-year term, it is interesting to look back at the Fund's success since its inception. The Fund is a closed-end investment company with two classes of shares. The Capital Shares are intended for investors seeking long-term capital appreciation and preservation of capital, while the Income
Shares are intended for investors seeking current income and long-term growth of income.

The Fund has performed extremely well:

o The Capital Shares have provided a compound annual pretax return of 18.1% (based on the net asset value, after adjustment for short-term capital gains distributions and for federal taxes paid on net realized long-term capital gains retained by the Fund) from inception on February 13, 1987 through September 30,
  1996, surpassing by a wide margin the 13.2% compound annual total return of the Standard & Poor's 500 Index.

o During the same period, the Income Shares have delivered a compound annual total return (assuming reinvestment of dividends) of 11.9% on their $11.60 per share liquidation value and 10.4% on their $12.50 per share initial offering price, easily outpacing the 7.7% compound annual total return of their benchmark, the 10-year Treasury bond issued in February 1987.

These highly favorable returns for both classes of shares have been achieved primarily through excellent security selection, utilizing the OpCap Advisors philosophy of controlling risk and making capital grow by investing in superior businesses that are undervalued in the market. A
'superior' business, in our view, has a powerful competitive position, a well-thought-out business strategy, excellent earnings and cash flow, and a shareholder-oriented management. Rather than attempting to call market turns or choosing stocks that fit some macro economic view, we select stocks one at a time based on company fundamentals. Moreover, we tend to be long-term investors in these quality undervalued securities, focusing on companies with high cash flow that are able to generate economic value that compounds regardless of stock market ups and downs.

IMPORTANT INFORMATION FOR HOLDERS OF CAPITAL SHARES


The Fund is about to enter a new phase. On January 31, 1997, as provided by its Articles of Incorporation, the Fund will redeem all Income Shares. Thereafter, the Capital Shares will either convert to an open-end fund
(mutual fund) or the Fund will be liquidated.

The Board of Directors voted recently to recommend conversion to an open-end fund, subject to approval by holders of the Capital Shares. In making this recommendation, the Board considered a number of factors, including: 1) the differences between a closed-end fund and an open-end fund and the relative advantages and disadvantages of each; 2) liquidation of the Fund would be a taxable event to shareholders while conversion to an open-end fund would not; and 3) conversion to an open-end fund would allow Capital Shareholders to continue their investment in a vehicle which will have capital appreciation as its investment objective.

If conversion is approved, Capital Shareholders will receive Class A shares in the open-end fund. Any shareholder wishing to sell shares will be able to do so after the conversion date by redeeming them at their net asset value. In comparison to its current closed-end status, with a fixed number of shares, as an open-end investment company the Fund will continuously offer its shares to the public. Investors will be able to buy shares at the Fund's public offering price, and shareholders will be able to reinvest all dividends and distributions at net asset value.

Subject to shareholder approval, OppenheimerFunds, Inc., a leading mutual fund organization which manages $55 billion of assets, will become the Fund's adviser/distributor.
OpCap Advisors, utilizing the same investment philosophy and methodology as it has in the past, will continue to provide portfolio management services as subadviser.

If you own Capital Shares, you should receive a proxy statement related to these proposals shortly, if you have not already received it. We urge you to read the proxy statement carefully and return your completed proxy card in the envelope that is included with the proxy statement.

IMPORTANT INFORMATION FOR HOLDERS OF INCOME SHARES

The Income Shares are scheduled to be redeemed on January 31, 1997 at $11.60 per share plus all accumulated and unpaid income. That income will consist primarily of income earned by the Fund in January 1997, since the Fund will declare a dividend in December 1996 which will include nearly all of the income earned but not previously paid through year-end 1996.


In lieu of receiving cash, Income Shareholders will have the choice of investing their proceeds in any of the Oppenheimer Funds without sales charge. This provides a convenient method to reinvest in a fund that meets your particular investment objectives and needs. Income Shareholders will find enclosed with this report a postage-paid card which can be returned for additional information about the choices available to them. We encourage each Income Shareholder to return the card today.

TOLL-FREE NUMBER

If you have questions regarding these developments, please call us at 1-800-600-5487.

THIRD QUARTER INVESTMENT RESULTS

The Dual Purpose Fund had a slightly down period in the third quarter. A negative total return on its portfolio of 1.6% compared with a total return of 3.1% for the Standard & Poor's 500 Index including dividends (S&P 500). For the first nine months of 1996, the total return on the Fund's portfolio was 11.3%, compared with 13.5% for the S&P 500. The Fund's moderate underperformance in both periods was due primarily to price declines in the third quarter for a few of the Fund's equity holdings. The Fund continues to perform extremely well over longer periods, producing a compound annual total return on its portfolio of 15.7% since inception on February 13, 1987, exceeding the 13.2% return of the S&P 500.

The Fund owns a diversified portfolio of securities aimed at generating capital appreciation and income. At the end of the third quarter, assets were allocated 77% to common stocks, 7% to securities convertible into common stocks, 14% to bonds, notes and preferred stock, and 2% to cash and equivalents. There was no significant change in allocation during the quarter. If the conversion to an open-end fund and other proposals being presented at the December 20 meeting are approved, the Fund will invest primarily in common stocks. Following conversion, it will invest in bonds and convertible securities only for capital appreciation potential, not for income.

The five largest equity positions at September 30, 1996 were Lucas Varity PLC, a highly profitable manufacturer of automotive components and other products, representing 6.1% of the Fund's net assets; ACE, Ltd., a Bermuda-based provider of excess directors and officers liability insurance, 5.9% of net assets; Mid Ocean Ltd., a Bermuda-based provider of excess property and casualty insurance, 5.8% of net assets; Canadian Pacific, Ltd., a Canadian transportation and natural resources company, 5.7% of net assets; and WorldCom, Inc., the nation's fourth largest long-distance telecommunications company, 5.5% of net assets.

We increased the Fund's investment in WorldCom during the quarter after the price of the stock declined. We view WorldCom, with its high profitability and strong growth prospects, as an excellent business available at a modest price. Its proposed merger with MFS Communications Co. should, if anything, accelerate the company's revenue and earnings growth.

There were no other significant portfolio changes during the quarter.

CAPITAL SHARES


The Capital Shares of the Fund are intended for investors seeking capital appreciation, leverage and professional management. The net asset value (NAV) of the Capital Shares gained 12.1% in the first nine months, including a 3.0% decline in the third quarter. The Capital Shares have provided excellent returns over extended periods. As discussed above, from inception on February 13, 1987 through September 30, 1996 they provided a compound annual pretax return of 18.1% (based on the NAV, after adjustment for short-term capital gains distributions and for federal taxes paid on net realized long-term capital gains retained by the Fund), well above the 13.2% return of the S&P 500. This strong performance reflects a combination of above-average investment returns and the impact of leverage. At September 30, 1996, the Capital Shares had an NAV of $37.71 each and were entitled to the capital appreciation or depreciation on the entire net assets of the Fund, equal to $49.48 per Capital Share--thereby magnifying changes in value, up or down, of the Fund's portfolio by approximately 1.3 times.

The market price of the Capital Shares on the New York Stock Exchange declined 2.4% in the third quarter and increased 11.0% in the first nine months. As of September 30, 1996, the market price of the Capital Shares was $35.375 per share, a 6.2% discount from NAV. The Capital Shares will be redeemable at their full NAV and any remaining discount will automatically disappear when, as discussed above, the Fund will either convert to an open-end fund following a vote of shareholders or liquidate.

INCOME SHARES

The Income Shares, which had a market price of $11.75 each at September 30, 1996, are intended for investors seeking high current income and relative safety of principal. The Fund paid regular monthly dividends of $.10 per Income Share during the first nine months, or a total of $.90 per share for the period.

The Income Shares continued to deliver strong returns to income-oriented investors. Their total return (dividends paid and change in market price assuming the reinvestment of dividends) was 2.6% in the third quarter and 5.6% in the first nine months, exceeding the total return of 1.4% and 4.1%, respectively, on the 10-year Treasury security maturing in February 1997. From inception on February 13, 1987 through September 30, 1996, the compound annual total return on the Income Shares was 10.4% at market, assuming reinvestment of dividends, well above the 7.7% compound return for the 10-year Treasury security maturing in February 1997.

TAX INFORMATION

Please do not file your 1996 income tax return until you have received your 1996 tax statements. Tax information on your Dual Purpose Fund investment will be mailed to you sometime during the first quarter of 1997. If shares are held in your name directly, you will receive the information from the Fund's transfer agent. Where shares are held in 'Street name' through your bank or broker, tax information will be provided to you by them.


We wish to remind the Capital Shareholders, in particular, of certain tax aspects of their investment. Unlike most other funds which distribute net realized long-term gains, the Dual Purpose Fund reinvests and pays taxes on them. Although holders of Capital Shares must report their pro rata share of the gains on their income tax returns, they also receive a credit for their proportional share of the taxes paid by the Fund. Tax-exempt shareholders, such as qualified pension plans and 401(k) plans, are entitled to receive a refund from the Internal Revenue Service of their proportional share of the federal taxes paid by the Fund.

Net realized long-term capital gains approximated $9.00 per Capital Share during the first ten months of 1996. At year end, the Fund will pay federal income tax of about $3.15 per Capital Share on these gains, plus any changes resulting from net gains realized during the final two months of the year. As a Capital Shareholder, you will be entitled to a tax credit or tax refund in the same amount.

If the Fund becomes open-ended, it will thereafter distribute net realized gains and net income annually to shareholders, as is typical of mutual funds, and each shareholder will be responsible for any tax, if applicable, on the distributions received.

SUMMARY

The Dual Purpose Fund has achieved a remarkable performance since its inception nearly a decade ago, delivering excellent returns on both the Capital Shares and the Income Shares. It has been a wonderful decade of productive partnership between the Fund and its shareholders. We have been privileged to serve your investment needs, and we hope to have the opportunity to continue to serve your needs as the Fund makes its anticipated transition to an open-end fund.

As always, we at the Fund and its investment adviser, OpCap Advisors, appreciate the trust you have placed in us. Thank you for investing with us.

                                         Sincerely,

                                         /s/ Joseph M. La Motta
                                         ----------------------
                                         President

                    QUEST FOR VALUE DUAL PURPOSE FUND, INC.
                            SCHEDULE OF INVESTMENTS
                           AND NET ASSETS (UNAUDITED)
                               SEPTEMBER 30, 1996

 PRINCIPAL
   AMOUNT                                              VALUE (A)
------------                                          ------------
             REPURCHASE AGREEMENT--1.1%
$  9,333,000 Lehman Brothers 5.70%, 10/01/96, (dated
               9/30/96, proceeds at maturity:
               $9,334,478, collateralized by
               $9,310,000 par, $9,522,627 value, U.S.
               Treasury Notes, 6.50%, 5/31/01)....... $  9,333,000
                                                      ------------
             CORPORATE NOTES AND BONDS--12.6%
             Casinos/Gaming--2.5%
$ 19,000,000 Trump Holdings & Funding
               Sr. Sub. Notes
               15.50%, 6/15/05....................... $ 22,040,000
                                                      ------------

             Media/Broadcasting--3.5%
  31,750,000 American Radio Systems Corp.
               Sr. Sub. Notes
               9.00%, 2/01/06........................   30,797,500
                                                      ------------
             Printing/Publishing--2.1%
  19,700,000 Hollinger International Publishing
               Sr. Sub. Notes
               9.25%, 2/01/06........................   19,010,500
                                                      ------------
             Textiles--4.5%
  40,000,000 WestPoint Stevens, Inc.
               Sr. Sub. Deb.
               9.375%, 12/15/05......................   40,100,000
                                                      ------------
             Total Corporate Notes and Bonds          $111,948,000
                                                      ------------
             CONVERTIBLE CORPORATE NOTES AND
             BONDS--4.0%
             Oil/Gas--1.9%
$ 12,970,545 Crusader Ltd.
               Conv. Sub. Notes
               6.00%, 2/14/04 (B).................... $ 17,080,911
                                                      ------------

             Real Estate--2.1%
  18,442,153 Security Capital Group, Inc.

               Conv. Sub. Deb.
               12.00%, 6/30/14 (B)...................   18,788,354
                                                      ------------
             Total Convertible Corporate
               Notes and Bonds....................... $ 35,869,265
                                                      ------------

   SHARES                                              VALUE (A)
------------                                          ------------
             PREFERRED STOCK--1.3%
             Entertainment
     310,000 Time Warner Financing Trust $1.24
               Pfd................................... $ 11,547,500
                                                      ------------

             CONVERTIBLE PREFERRED STOCKS--3.2%
             Media/Broadcasting--1.2%
     200,000 American Radio Systems Corp.
               $3.50 Conv. Exch. Pfd................. $ 10,800,000
                                                      ------------
             Miscellaneous Financial
               Services--1.1%
     500,000 Merrill Lynch & Co., Inc.
               Cox--Strypes
               $1.37 Conv. Exch. Pfd.................   10,000,000
                                                      ------------
             Tobacco/Beverages/Food Products--0.9%
   1,126,600 Flagstar Companies, Inc.
               $2.25 Conv. Exch. Pfd.................    7,604,550
                                                      ------------
             Total Convertible
               Preferred Stocks...................... $ 28,404,550
                                                      ------------

             COMMON STOCKS--77.0%
             Airlines--3.6%
     400,000 AMR Corp.*.............................. $ 31,850,000
                                                      ------------
             Automotive--6.2%
      34,500 Borg-Warner Automotive, Inc.............    1,224,750
   1,380,000 LucasVarity Plc.*.......................   54,337,500
                                                      ------------
                                                        55,562,250
                                                      ------------

             Casinos/Gaming--3.3%
     300,000 GTECH Holdings Corp.*...................    9,637,500
     865,900 Trump Hotels & Casino Resorts, Inc.*....   20,132,175
                                                      ------------
                                                        29,769,675

                                                      ------------

             Chemicals--0.7%
     169,000 SGL Carbon AG ADR*......................    6,612,125
                                                      ------------

             Conglomerates--5.7%
   2,200,000 Canadian Pacific, Ltd...................   50,875,000
                                                      ------------

             Electronics--5.2%
     120,000 Tracor, Inc.*...........................    2,475,000
   1,080,100 UCAR International, Inc.*...............   43,744,050
                                                      ------------
                                                        46,219,050
                                                      ------------
             Healthcare Services--0.1%
      94,400 Paracelsus Healthcare Corp.*............      955,800
                                                      ------------

   SHARES                                              VALUE (A)
------------                                          ------------
             Insurance--23.4%
   1,000,000 ACE, Ltd................................ $ 52,875,000
   1,327,000 EXEL Ltd................................   46,113,250
   1,210,000 Mid Ocean Ltd...........................   51,576,250
   1,035,000 PartnerRe Ltd...........................   29,497,500
     500,000 Progressive Corp., Ohio.................   28,625,000
                                                      ------------
                                                       208,687,000
                                                      ------------
             Metals/Mining--4.5%
             Freeport McMoRan, Copper & Gold
     600,000 (Class A)...............................   17,700,000
     700,000 (Class B)...............................   21,875,000
                                                      ------------
                                                        39,575,000
                                                      ------------

             Miscellaneous Financial
             Services--3.9%
   1,346,900 Countrywide Credit Industries, Inc......   34,514,312
                                                      ------------
             Oil/Gas--2.6%
     523,000 Triton Energy Ltd. (Class A)*...........   23,404,250
                                                      ------------
   SHARES                                              VALUE (A)

------------                                          ------------
             Real Estate--2.9%
      24,346 Security Capital Group, Inc. (B)........ $ 25,943,904
                                                      ------------

             Telecommunications--5.5%
   2,300,000 WorldCom, Inc.*.........................   49,162,500
                                                      ------------

             Tobacco/Beverages/Food Products--9.4%
     500,000 Philip Morris Companies, Inc............   44,875,000
   1,300,000 UST, Inc................................   38,512,500
                                                      ------------
                                                        83,387,500
                                                      ------------

             Total Common Stocks..................... $686,518,366
                                                      ------------

 TOTAL INVESTMENTS.......................  99.2%      $883,620,681

 Other Assets in Excess of
   Other Liabilities.....................   0.8          7,278,462
                                          -----       ------------

 TOTAL NET ASSETS........................ 100.0%      $890,899,143
                                          -----       ------------
                                          -----       ------------

--------------------------------------------------------------------------------
 * Non-income producing security.

NOTES TO SCHEDULE OF INVESTMENTS AND NET ASSETS:

(A) Each listed security is valued at the last reported sales price. Any security having a remaining maturity of sixty days or less is valued at amortized cost or amortized value, which approximates market.

(B) Restricted Securities (The Fund will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of these securities.):

                                        DATE OF          PAR                        AVERAGE     FAIR VALUE AS OF
            DESCRIPTION               ACQUISITION      AMOUNT          SHARES        COST      SEPTEMBER 30, 1996
-----------------------------------   -----------    -----------    ------------    -------    ------------------
Crusader Ltd. 6.00%, 2/14/04.......     4/28/94      $12,970,545         --          $ 100           $  132
Security Capital Group, Inc.
  12.00%, 6/30/14..................     6/16/94       18,442,153         --             94              102
Security Capital Group, Inc.

  Common Stock.....................     8/02/93          --            24,346          699            1,066

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.)



Looking For Investment Alternatives?

For a limited time, as an Income Shareholder of the Quest For Value Dual Purpose Fund, Inc., you can invest your redemption proceeds into any of more than 50 Oppenheimer funds without paying a sales charge! If you are looking for high
                  ------------------------------
income potential, you may wish to choose from one of the bond funds described below. For current yields or prospectuses for other Oppenheimer funds, please call us toll-free at 1-800-525-7048.

o Oppenheimer Strategic Income Fund seeks a high level of current income by allocating investments among three broad market sectors of debt securities -- U.S. government, U.S. lower-grade corporate and foreign fixed-income securities. Investments in foreign securities are subject to economic, political and currency rate risks and investments in lower-grade securities are subject to special credit risks which may result in loss of income and principal.

o Oppenheimer Limited-Term Government Fund seeks high current income and safety of principal through investments primarily in U.S. government-backed obligations.

o Oppenheimer High Yield Fund seeks high current income potential and diversification for your income portfolio through investments primarily in lower-grade corporate bonds. Investments in non-investment grade securities are subject to special credit risks which may result in loss of income and principal.
                        Detach and return bottom section.

Yes! Please send me the brochure describing all the Oppenheimer funds or a prospectus containing more complete information on the Fund(s) checked below, including charges and expenses. I will read it carefully before I invest or send
                                ------------------------------------------------
money.
------
        / / Brochure entitled The Time Is Now, which describes all the
            Oppenheimer funds.

        / / Oppenheimer Strategic Income Fund

        / / Oppenheimer Limited-Term Government Fund

        / / Oppenheimer High Yield Fund

Name
------------------------------------------------------------------

Address
------------------------------------------------------------------

City                               State          Zip
------------------------------------------------------------------

Daytime Phone  (      )
------------------------------------------------------------------
0000090288.1196 November 18, 1996

[LOGO] Oppenheimer Funds

NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES

BUSINESS REPLY MAIL
FIRST CLASS MAIL   PERMIT NO. 85   DENVER, CO

POSTAGE WILL BE PAID BY ADDRESSEE

OPPENHEIMER FUNDS DISTRIBUTOR, INC.
ATTN:  LITERATURE REQUEST DEPT.
PO BOX 173304
DENVER CO 80217-9557

QUEST FOR VALUE                             QUEST FOR VALUE              [LOGO]
DUAL PURPOSE                                DUAL PURPOSE
FUND, INC.                                  FUND, INC.


DIRECTORS AND OFFICERS


Joseph M. La Motta         Director, President (1)
Eugene D. Brody            Director (2)
George D. Langdon, Jr.     Director (1)
George Loft                Director (2)
Pamela W. McCann           Director (3)
Dr. Thomas W. Murnane      Director (3)
Lawrence Sherman           Director (1)
Jeffrey C. Whittington     Vice President
Bernard H. Garil           Vice President
Sheldon Siegel             Treasurer
Thomas E. Duggan           Secretary
Richard L. Peteka          Assistant Treasurer
Deborah Kaback             Assistant Secretary


                                            Quarterly Report

INVESTMENT ADVISER

OpCap Advisors
One World Financial Center
New York, NY 10281

                                            SEPTEMBER 30, 1996


TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

BostonEquiServe L.P.
P.O. Box 8200
Boston, MA 02266

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of Americas
New York, NY 10036

                                                      [ART]

KEY:
(1) Director for both Capital and Income Shares
(2) Director for Capital Shares
(3) Director for Income Shares



This report, including the financial information herein, is transmitted to the shareholders of Quest for Value Dual
Purpose Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

                                                    MANAGED BY
                                                    OPCAP ADVISORS